Exhibit 99.1

Shire and SAIIDAC announce planned delisting of notes from the New York Stock Exchange

Dublin, Ireland – January 11, 2019 – Shire plc (“Shire”) and Shire Acquisitions Investments Ireland DAC, an Irish designated activity company and wholly-owned subsidiary of Shire (“SAIIDAC”), announced today that they have notified the New York Stock Exchange (the “NYSE”) of their intention to apply for the voluntary delisting of SAIIDAC’s outstanding 1.900% Senior Notes due 2019, 2.400% Senior Notes due 2021, 2.875% Senior Notes due 2023 and 3.200% Senior Notes due 2026 (collectively, the “Notes”), which are guaranteed by Shire.

Background and reasons for the delisting

The Notes were originally issued on September 23, 2016. Pursuant to Rule 12h-5 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, SAIIDAC has been exempt from the periodic reporting requirements under the Exchange Act in connection with the Notes since Shire has been including in its financial statements a footnote providing the condensed consolidating financial information of SAIIDAC required to be included therein by Rule 3-10 of Regulation S-X.

On January 8, 2019, Takeda Pharmaceutical Company Limited (TSE: 4502, NYSE: TAK), a Japanese joint-stock corporation (“Takeda”), acquired all of the issued and to-be-issued share capital of Shire pursuant to a Scheme of Arrangement under Article 125 of the Companies (Jersey) Law 1991, as amended. As a result, Shire and SAIIDAC became wholly-owned subsidiaries of Takeda, and the listings of Shire’s common shares on the London Stock Exchange and of American Depositary Shares (“ADSs”) representing Shire’s common shares on the NASDAQ Global Market were terminated.

Shire intends to file with the United States Securities and Exchange Commission (the “Commission”), among other things, a notice on Form 15 to suspend the periodic reporting requirements under the Exchange Act applicable to it in connection with the terminated listing of its ADSs. Shire also intends to take the necessary steps to suspend the periodic reporting requirements under the Exchange Act applicable to it or its other subsidiaries in connection with any other class of securities, including the outstanding 1.875% Senior Notes due 2020, 3.600% Senior Notes due 2022, 4.000% Senior Notes due 2025 and 5.250% Senior Notes due 2045 issued by Baxalta and subsequently guaranteed by Shire (collectively, the “Baxalta Notes”).

Given these circumstances, Shire, SAIIDAC and Takeda have concluded that the costs of compliance, the demands on management’s time and the resources required to maintain the listing of the Notes on the NYSE and to satisfy the periodic reporting obligations applicable to the Notes under the Exchange Act are greater than the benefits received by the Shire, SAIIDAC and Takeda and the holders of the Notes, and have decided to terminate the listing of the Notes on the NYSE.

Delisting Schedule

Shire and SAIIDAC intend to file an application on Form 25 for the voluntary delisting of the Notes no fewer than 10 days following the publication of this notice and the delivery of the related notice to the NYSE of their intention to apply for delisting. It is currently expected that such filing will occur on or around January 21, 2019. Under the rules of the Commission, the delisting will become effective 10 days following the filing of the Form 25, or on or around January 31, 2019. On the date such delisting becomes effective, Shire and SAIIDAC also intend to file with the Commission a notice of suspension of periodic reporting obligations under the Exchange Act on Form 15, at which time the periodic reporting obligations in connection with the Notes will be suspended.

Future Plans and Proposed Alternative Listing

Following the completion of the delisting and deregistration/suspension process described above, neither of Shire nor SAIIDAC will file periodic reports with the Commission in connection with the Notes. As noted above, Shire also intends to take the necessary steps to suspend the periodic reporting requirements under the Exchange Act applicable to it or its other subsidiaries in connection with any other class of securities, and it is expected that such requirements will be suspended substantially simultaneously with those relating to the Notes.

Takeda will continue to file periodic reports with the Commission in connection with the listing of its ADSs on the NYSE.

SAIIDAC has not, and does not intend to, arrange for the listing and/or registration on another national securities exchange, as defined under the Exchange Act, or for quotation of its security in a quotation medium, as defined in Rule 15d2-11 under the Exchange Act. SAIIDAC intends to apply for the listing of the Notes on the Singapore Exchange Securities Trading Limited, with the listing expected to occur following the completion of the delisting and deregistration/suspension process described above.

Following the completion of the delisting and deregistration/suspension process described above, Takeda also intends to guarantee the respective obligations of SAIIDAC under the Notes and of Baxalta under the Baxalta Notes. However, as neither of the Notes nor the Baxalta Notes will be subject to periodic reporting obligations under the Exchange Act, Takeda does not plan to include in its financial statements a footnote containing the condensed consolidating financial information of SAIIDAC or Shire contemplated by Rule 3-10 of Regulation S-X.

For further information please contact:

Shire
Christoph Brackmann (Investor Relations)	christoph.brackmann@shire.com	+41 41 288 41 29
Sun Kim (Investor Relations)	sun.kim@shire.com	+1 617 588 8175
Scott Burrows (Investor Relations)	scott.burrows@shire.com	+41 41 288 4195
Katie Joyce (Media)	kjoyce@shire.com	+1 781 482 2779

Takeda
Elissa Johnsen (Media – outside of Japan)	elissa.johnsen@takeda.com	+1 224 554 3185
Kazumi Kobayashi (Media – within Japan)	kazumi.kobayashi@takeda.com	+81 3 3278 2095
Tsuyoshi Tada (Media – within Japan)	tsuyoshi.tada@takeda.com	+81 3 3278 2417
Takashi Okubo (Investor Relations)	takeda.ir.contact@takeda.com	+81 3 3278 2306

Forward-Looking Statements

This release contains statements about Shire, SAIIDAC and Takeda that are or may be forward looking statements, including all statements other than statements of historical facts. Such forward looking statements often, but not always, include words such as “targets”, “plans”, “believes”, “hopes”, “continues”, “expects”, “aims”, “intends”, “will”, “may”, “should”, “would”, “could”, “anticipates”, “estimates”, “projects” or words or terms of similar substance or the negative thereof. By their nature, forward-looking statements involve risk and uncertainty, because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements herein could cause actual results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and you are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this release.

Risk factors that may affect the future results of Takeda, Shire and their subsidiaries are contained in Takeda’s Registration Statement on Form 20-F, including the risks outlined under “Item 3. Key Information—D. Risk Factors”, and in Shire’s most recent Annual Report on Form 10-K and in Shire’s subsequent Quarterly Reports on Form 10-Q, in each case including those risks outlined in ‘ITEM1A: Risk Factors’, and in Shire’s subsequent reports on Form 8-K and other Securities and Exchange Commission filings (available at www.takeda.com, www.shire.com and www.sec.gov). The contents of such reports are not incorporated by reference into, nor do they form part of, this release. These risk factors expressly qualify all forward-looking statements contained in this release and should also be considered by the reader.

All forward-looking statements attributable to Takeda, Shire or SAIIDAC or any person acting on their behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by applicable law, neither Takeda nor Shire nor SAIIDAC undertake any obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

NOTES TO EDITORS

Shire is now part of Takeda.

www.takeda.com

www.shire.com